Unsecured Debt	12 Months Ended
Dec. 31, 2010
Unsecured Debt [Abstract]
UNSECURED DEBT
7. UNSECURED DEBT
A summary of unsecured debt as of December 31, 2010 and 2009 is as follows (dollars in thousands):

	December 31,
	2010	2009
Commercial Banks

Borrowings outstanding under an unsecured credit facility due July 2012 (a)	31,750	189,300

Senior Unsecured Notes

3.90% Medium-Term Notes due March 2010 (includes premium of $34)	—	50,034
3.625% Convertible Senior Notes due September 2011 (net of Subtopic 470-20 discount of $1,138 and $3,351) (b), (d), (h)	95,961	122,984
5.00% Medium-Term Notes due January 2012	100,000	100,000
3.04% Term Notes due December 2013 (c)	100,000	100,000
6.05% Medium-Term Notes due June 2013	122,500	122,500
5.13% Medium-Term Notes due January 2014 (e)	184,000	184,000
5.50% Medium-Term Notes due April 2014 (net of discount of $226 and $295) (e)	128,274	128,205
5.25% Medium-Term Notes due January 2015 (includes discount of $519 and $177) (e),(f)	324,656	175,352
5.25% Medium-Term Notes due January 2016	83,260	83,260
2.26% Term Notes due January 2016	150,000	—
3.76% Term Notes due January 2016	100,000	—
8.50% Debentures due September 2024	15,644	15,644
4.00% Convertible Senior Notes due December 2035 (net of Subtopic 470-20 discount of $0 and $1,916) (g), (h)	167,750	165,834
Other	39	42

	1,572,084	1,247,855

	$1,603,834	$1,437,155

(a)
Our unsecured credit facility provides us with an aggregate borrowing capacity of $600 million, which at our election we can increase to $750 million under certain circumstances. Our unsecured credit facility with a consortium of financial institutions carries an interest rate equal to LIBOR plus a spread of 47.5 basis points (0.9% interest rate at December 31, 2010) and matures in July 2012. In addition, the unsecured credit facility contains a provision that allows us to bid up to 50% of the commitment and we can bid out the entire unsecured credit facility once per quarter so long as we maintain an investment grade rating.

(b)
Subject to the restrictions on ownership of our common stock and certain other conditions, at any time on or after July 15, 2011 and prior to the close of business on the second business day prior to the maturity date of September 15, 2011, and also following the occurrence of certain events, holders of outstanding 3.625% notes may convert their notes into cash and, if applicable, shares of our common stock, at the conversion rate in effect at such time. Upon conversion of the notes, UDR will deliver cash and common stock, if any, based on a daily conversion value calculated on a proportionate basis for each trading day of the relevant 30 trading day observation period. The initial conversion rate for each $1,000 principal amount of notes was 26.6326 shares of our common stock (equivalent to an initial conversion price of approximately $37.55 per share), subject to adjustment under certain circumstances. The Company’s Special Dividend paid in January 2009 met the criteria to adjust the conversion rate and resulted in an adjusted conversion rate of 29.0207 shares of our common stock for each $1,000 of principal (equivalent to a conversion price of approximately $34.46 per share). If UDR undergoes certain change in control transactions, holders of the 3.625% notes may require us to repurchase their notes in whole or in part for cash equal to 100% of the principal amount of the notes to be repurchased plus any unpaid interest accrued to the repurchase date. In connection with the issuance of the 3.625% notes, UDR entered into a capped call transaction covering approximately 6.7 million shares of our common stock, subject to anti-dilution adjustments similar to those contained in the notes. The capped call expires on the maturity date of the 3.625% notes. The capped call transaction combines a purchased call option with a strike price of $37.548 with a written call option with a strike price of $43.806. The capped call transaction effectively increased the initial conversion price to $43.806 per share, representing a 40% conversion premium. The net cost of approximately $12.6 million of the capped call transaction was included in stockholders’ equity.

(c)
The Company had an interest rate swap agreement related to these notes, which expired during the year ended December 31, 2010. The notes carried a variable interest rate of 3.04% at December 31, 2010 and a fixed interest rate of 6.26% at December 31, 2009.

(d)
During the year ended December 31, 2010, the Company repurchased some of its 3.625% convertible Senior Notes in open market purchases. As a result of these transactions, we retired debt with a notional value of $29.2 million for $29.4 million of cash. Consistent with our accounting policy, the Company expensed $206,000 of unamortized financing costs and $599,000 of unamortized discount on convertible debt as a result of these debt retirements for the year ended December 31, 2010. The loss of $1.0 million is included within a separate component of interest expense on our Consolidated Statements of Operations for the year ended December 31, 2010.

(e)
During the year ended December 31, 2009, the Company repurchased several different traunches of its unsecured debt in open market purchases resulting in retired debt with a notional value of $238.9 million for $222.3 million of cash. The gain of $9.8 million is presented as a separate component of interest expense on our Consolidated Statements of Operations for the year ended December 31, 2009. Consistent with our accounting policy, the Company expensed $2.3 million of unamortized financing costs and $3.4 million of unamortized discount on convertible debt as a result of these debt retirements for the year ended December 31, 2009.

(f)
On December 7, 2009, the Company entered into an Amended and Restated Distribution Agreement with respect to the issue and sale by the Company from time to time of its Medium-Term Notes, Series A Due Nine Months or More From Date of Issue. During the three months ended March 31, 2010, the Company issued $150 million of 5.25% senior unsecured medium-term notes under the Amended and Restated Distribution Agreement. These notes were priced at 99.46% of the principal amount at issuance and had a discount of $519,000 at December 31, 2010.

(g)
Holders of the outstanding 4.00% notes may require us to repurchase their notes in whole or in part on January 15, 2011, December 15, 2015, December 15, 2020, December 15, 2025 and December 15, 2030, or upon the occurrence of a fundamental change, for cash equal to 100% of the principal amount of the notes to be repurchased plus any accrued and unpaid interest. On or after January 15, 2011, UDR will have the right to redeem the 4.00% notes in whole or in part, at any time or from time to time, for cash equal to 100% of the principal amount of the notes to be redeemed plus any accrued and unpaid interest. Subject to the restrictions on ownership of shares of our Common Stock and certain other conditions, holders of the 4.00% notes may convert their notes, into cash and, if applicable, shares of our Common Stock, at the conversion rate in effect at such time, as follows: (i) prior to the close of business on the second business day immediately preceding the stated maturity date at any time on or after December 15, 2030, and (ii) prior to December 15, 2030 under certain specified circumstances. The initial conversion rate for the notes was 35.2988 shares of our Common Stock per $1,000 principal amount of notes (equivalent to an initial conversion price of approximately $28.33 per share), subject to adjustment under certain circumstances. The Company’s Special Dividend paid in January 2009 met the criteria to adjust the conversion rate and the conversion rate was adjusted to 38.7123 shares of our Common Stock for each $1,000 of principal (equivalent to a conversion price of approximately $25.83 per share).

(h)
During the year ended December 31, 2009, pursuant to a cash tender offer announced on August 4, 2009, the Company repurchased $37.5 million in aggregate principal amount of its 8.50% Debentures due September 15, 2024 for $41.2 million of cash. In connection with this repurchase, the Company recorded a premium and related transaction costs. The tender offer expired on September 3, 2009.

Subtopic 470-20 applies to all convertible debt instruments that have a “net settlement feature”, which means that such convertible debt instruments, by their terms, may be settled either wholly or partially in cash upon conversion. This guidance requires issuers of convertible debt instruments that may be settled wholly or partially in cash upon conversion to separately account for the liability and equity components in a manner reflective of the issuers’ nonconvertible debt borrowing rate. The Company adopted provisions under Subtopic 470-20 as of January 1, 2009, and the adoption impacted the historical accounting for the 3.625% convertible senior notes due September 2011 and the 4.00% convertible senior notes due December 2035, and resulted in increased interest expense of $3.5 million, $4.3 million, and $6.6 million for the years ended December 31, 2010, 2009, and 2008, respectively.
The following is a summary of short-term bank borrowings under UDR’s bank credit facility at December 31, 2010 and 2009 (dollars in thousands):

	December 31,
	2010	2009

Total revolving credit facility	$600,000	$600,000
Borrowings outstanding at end of year (1)	31,750	189,300
Weighted average daily borrowings during the year	161,260	83,875
Maximum daily borrowings during the year ended	337,600	279,400
Weighted average interest rate during the year	0.8%	0.9%
Interest rate at end of the year	0.9%	0.7%

(1)	Excludes $4.8 million of letters of credit at December 31, 2010
The convertible notes are convertible at the option of the holder and, as such, are presented as if the holder will convert the debt instrument at the earliest available date. The aggregate maturities of unsecured debt for the five years subsequent to December 31, 2010 are as follows (dollars in thousands):

	Bank	Unsecured
	Lines	Debt	Total

2011 (a)	$—	$95,769	$95,769
2012	31,750	99,808	131,558
2013	—	222,308	222,308
2014	—	312,353	312,353
2015	—	325,167	325,167
Thereafter	—	516,679	516,679

	$31,750	$1,572,084	$1,603,834

(a)	The convertible debt balances have been adjusted to reflect the effect of Subtopic 470-20. Excluding the adjustment, total maturities in 2011 would be $97.1 million.